                                                                   Exhibit 10.23




                         PRODUCT SOLICITATION AGREEMENT

                                     BETWEEN

                                   N-MER, INC.

                                       AND

                                AFFYMETRIX, INC.















CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         PRODUCT SOLICITATION AGREEMENT

        This Product Solicitation Agreement (this "Agreement"), dated as of this 24th day of October 2001, by and between N-Mer, Inc., a Delaware corporation having its principal place of business at 670 Almanor Avenue, Sunnyvale, California 94085 (the "Company"), and Affymetrix, Inc., a Delaware corporation having its principal place of business at 3380 Central Expressway, Santa Clara, California 95051 ("Affymetrix"). The Company and Affymetrix will be referred to individually as a "Party" or collectively as the "Parties."

        1. SCOPE OF ENGAGEMENT.

           1.1 On the terms and conditions of this Agreement, the Company hereby engages Affymetrix for the term of this Agreement as the exclusive sales agent to solicit and procure orders throughout the world for the Company's products (the "Products"); provided, however, that the Company shall have the right pursuant to Section 1.2 to convert this Agreement to a co-exclusive or non-exclusive basis in which case Affymetrix shall be engaged by the Company as the co-exclusive or non-exclusive, as applicable, sales agent to solicit and procure orders throughout the world for the Products as set forth in Section 1.2.

           1.2 If the Company determines in good faith that Affymetrix is in material breach of Section 4.1 of this Agreement, the Company shall provide Affymetrix written notice of such determination and shall set forth in such notice in reasonable detail the basis for such determination. Upon receipt of such notice, representatives of the Company and Affymetrix shall meet as appropriate for a period not to exceed [***] commencing on the date Affymetrix receives such notice to discuss whether Affymetrix is in material breach of
Section 4.1 of this Agreement and to define in good faith the activities and results to be performed and achieved by Affymetrix in the Maintenance Period (as defined below) in order to cure such alleged material breach. Such activities and results shall be [***] by Affymetrix and the Company and shall be limited to activities and results (including number of sales calls and number of orders taken) that are customary of exclusive sales agents of products similar to the Products and consistent with the terms of this Agreement. In the event that representatives of the Company and Affymetrix are unable to agree on such activities and results during such [***] period, the Company may initiate arbitration in respect of such dispute in accordance with Section 11.7 for the purpose of having the arbitral tribunal determine, within [***], whether Affymetrix is in material breach of Section 4.1 of this Agreement and, if so, the appropriate activities and results to be performed and achieved by Affymetrix during the Maintenance Period in order to cure such alleged material breach. The "Maintenance Period" shall be a period of [***] commencing on the date that the activities and results are agreed between the parties or determined by the arbitral tribunal. Affymetrix shall perform the activities and achieve the results agreed between the parties or determined by the arbitral tribunal pursuant to this Section 1.2 during the Maintenance Period, and the Company shall [***] with Affymetrix and [***] in order to enable Affymetrix to perform such activities and achieve such results. In the event that the Company determines in good faith that Affymetrix has not performed the activities and achieved the results agreed between the parties or determined by the arbitral tribunal pursuant to this Section 1.2 during the Maintenance Period and is in material breach of Section 4.1 of this Agreement (and Affymetrix


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

does not agree with such determination), the Company shall have the right to initiate arbitration in respect of such dispute in accordance with Section 11.7; provided, however, that the Company and Affymetrix shall have the right to have such dispute heard by the same arbitrator that determined the activities and results to be performed by Affymetrix during the Maintenance Period (if such activities and results were determined by arbitration) and, provided further, that the Parties agree that [***] in connection with any such arbitration and the Parties shall use their [***] efforts to conclude such arbitration, including the issuance of any award resulting therefrom, within [***] of the initiation of such arbitration. Following the expiration of the Maintenance Period and upon initiation of arbitration by the Company as set forth in the preceding sentence, the exclusive sales agency set forth in this Agreement shall convert to a co-exclusive sales agency [***] shall have the right to [***] only until a final determination of the arbitrator is delivered. In the event that the arbitral tribunal determines that Affymetrix has not performed the activities and achieved the results agreed between the parties or determined by the arbitral tribunal pursuant to this Section 1.2 during the Maintenance Period and is in material breach of Section 4.1 of this Agreement, then the arbitral tribunal shall provide in its award that the exclusive sales agency shall convert into a non-exclusive sales agency [***]. For purposes of clarity, the Company shall engage Affymetrix as the exclusive sales agent for the Products until the parties agree otherwise, or until the Maintenance Period expires and the Company initiates an arbitration (in which case the agency shall convert to co-exclusive) or a final award is rendered by the arbitral tribunal providing for the conversion of such exclusive sales agency to a non-exclusive sales agency. The terms and conditions of Affymetrix' non-exclusive sales agent relationship with the Company, [***], shall be [***].

           1.3 Subject to the Company's then current policies (including the Company's then current credit policies), the Company shall accept [***] orders submitted by Affymetrix for the Products upon the Company's [***] terms and conditions unless the Company is unable to fill such orders using its [***] efforts.

           1.4 All Product sales pursuant to an order submitted by Affymetrix shall be at the [***] price prescribed by the Company pursuant to Section 5.3 for such Product, [***].

           1.5 No orders shall be binding on the Company unless and until accepted by the Company in accordance with the Company's then current policies and the terms of this Agreement. Affymetrix shall have no right, power or authority to bind the Company to any order or other obligation.

           1.6 Affymetrix shall have the right to appoint sub-agents, [***].


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        2. TRADEMARK LICENSE. During the term of this Agreement, subject to the terms and conditions of this Agreement, the Company grants to Affymetrix a nonexclusive, worldwide, royalty free license solely to use the service marks, trademarks, tradenames and any other designations used by the Company in connection with the Products (collectively, the "Marks"), and the goodwill associated with such Marks, in connection with Affymetrix' solicitation and procurement of orders for the Products hereunder; provided, however, that Affymetrix shall use its [***] efforts to comply with the Company's [***] trademark policy in Affymetrix' use of the Marks. The Company shall have the right to audit and inspect, upon advance written notice and during regular business hours, Affymetrix' use of the Marks.

        3. SERVICE AND SUPPORT. The Company and Affymetrix will cooperate in good faith to provide service and support to all customers who purchase Products under orders submitted by Affymetrix, including, without limitation, the following: (i) the Company shall train one (1) Affymetrix representative, appointed by Affymetrix and reasonably acceptable to the Company, in the basic operation of the Products such that such representative is sufficiently skilled to train other Affymetrix representatives to adequately refer service and support needs to the appropriate Party; (ii) Affymetrix shall be the principal contact for customer service and its trained representatives shall refer the service call to the appropriate Party as follows: the Company shall have the principal obligation and shall use [***] efforts to provide the service and customer support for components of the Products not purchased from Affymetrix pursuant to the Product Development and Supply Agreement, dated as of the date hereof (the "Supply Agreement"), between the Company and Affymetrix, and Affymetrix shall have the primary obligation and shall use [***] efforts to provide service and support for components of the Product purchased by the Company from Affymetrix. The parties will provide service and support for their respective components of the Products upon terms and conditions [***].

        4. DUTIES OF AFFYMETRIX.

           4.1 For so long as Affymetrix is the Company's exclusive or co-exclusive sales agent pursuant to Section 1, Affymetrix shall use its [***] efforts to solicit and procure orders for the Products, including, without limitation, to (i) distribute the marketing material and other information provided by the Company pursuant to Section 5.2; and (ii) to provide [***], including, without limitation, [***], to its sales personnel and third party agents that are comparable to [***] provided for other similar products sold by or on behalf of Affymetrix.

           4.2 Whenever Affymetrix procures an order for the Products from a customer, Affymetrix shall within [***] after Affymetrix' receipt of such order, forward such order to the Company in such manner as is reasonably determined by the Company. Each such order shall be in the form of a purchase order as mutually agreed to by the Parties for Products, and shall contain all information required to be completed on such form.

           4.3 Subject to Section 5.3, Affymetrix shall [***] quote the [***] prices and terms for the Products [***] from the Company.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

           4.4 Affymetrix shall make no representations or warranties relating to the Products or the Company, except for those that the Company expressly makes in writing to end-users regarding Products and those otherwise expressly authorized in writing by the Company.

        5. DUTIES OF THE COMPANY.

           5.1 For so long as Affymetrix is the Company's exclusive sales agent pursuant to Section 1, the Company shall not solicit or procure orders for the Products (except through Affymetrix pursuant to this Agreement) nor shall it appoint any other agents in relation to solicitation or procurement of orders for the Products.

           5.2 The Company shall market and promote the Products and shall provide Affymetrix with [***] quantities of any applicable printed and soft copy (suitable for display on the web) marketing materials for the Products. Affymetrix will cooperate [***] with the Company to [***] all marketing and promotional materials regarding products supplied to the Company under the Supply Agreement or otherwise incorporating Affymetrix trademarks. Affymetrix shall have the right to use such materials in a reasonable manner solely in connection with its solicitation and procurement of orders for the Products pursuant to this Agreement. Affymetrix shall not alter or modify such marketing materials except by prior written agreement of the Company.

           5.3 The Company shall inform Affymetrix within [***] of any [***] changes in the price for the Products. At any time after Affymetrix ceases to be the exclusive sales agent of the Company, the Company shall inform Affymetrix within [***] of the acceptance of a purchase order from an end user for Products [***]. Upon such notice, Affymetrix shall [***].

           5.4 The Company shall use commercially reasonable efforts to provide Affymetrix with [***] prior written notice of any material changes to product specifications, manufacturing methods, and marketing and sale documentation (excluding such changes made by Affymetrix that relate to components purchased from Affymetrix).

           5.5 The Company shall ship to the end user all Products sold pursuant to complete orders submitted by Affymetrix and accepted by the Company pursuant to the terms of this Agreement.

           5.6 The Company represents and warrants to Affymetrix that the Products (excluding components purchased from Affymetrix) are manufactured in accordance with all applicable laws and regulations and do not violate the patent, trade secret or copyright rights of a third party; provided, however, that the Company's liability under this sentence shall be limited to an amount equal to the [***]. The Company [***] of the manufacture, use and sale of the Products (excluding components purchased from Affymetrix). During the term of this Agreement, the Company shall maintain product liability insurance with limits of coverage in an amount [***] to Affymetrix. Proof of such insurance shall be sent by the Company to Affymetrix in January of each year.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        6. COMMISSION.

           6.1 The Company shall pay Affymetrix a commission equal to [***] percent ([***]%) of the Commissionable Invoice Price (as defined below) on the sale of each Product pursuant to an order submitted by Affymetrix. For purposes of determining when a sale of a Product occurs, the sale shall be deemed to occur on the date of shipment of the Product to the purchaser of the Product. All commission payments shall be made within [***] of the end of each [***] in which the sale was made. For purposes of calculating the commission payable by the Company to Affymetrix hereunder, the Commissionable Invoice Price shall mean the invoice price of each Product ([***]) less the price paid by the Company to Affymetrix for the components of each Product purchased from Affymetrix.

           6.2 Each commission payment shall be accompanied by a report setting forth the Products sold in the previous month, the name of the purchaser, and the quantity and date of Product purchased, the date of shipment and calculations used to determine such commissions. The parties agree to develop mutually satisfactory forms and systems as mutually deemed appropriate to facilitate the tracking and calculation of Commissionable Invoice Price. Such reports and all information contained therein shall be Confidential Information of the Company and subject to the confidentiality obligations of this Agreement, including, without limitation, Section 10 of this Agreement.

           6.3 The Company shall prepare and keep complete, and accurate records of all Product purchases and the commissions due therefrom.

           6.4 The Company shall permit an independent certified public accounting firm of nationally recognized standing appointed by Affymetrix, and reasonably acceptable to the Company, to examine and audit the Company's records during reasonable business hours upon at least [***] prior written notice and no more frequently than [***] per year to the extent necessary to verify the accuracy of the reports delivered under Section 6.2 above. If such an audit correctly uncovers a deficiency in payment of commissions payable by the Company hereunder, the Company shall [***] pay such deficient amount, and if the amount of any such deficiency is greater than [***] percent ([***]%) of the total amount due during the audited period, the Company shall bear the reasonable out of pocket expenses of such accounting firm to conduct such audit, otherwise Affymetrix shall bear the costs of such audit.

        7. TERM OF AGREEMENT.

           7.1 This Agreement shall become effective on the Closing Date (as such term is defined in the Preferred Stock Purchase Agreement, dated as of the date hereof, among Affymetrix, Callida Genomics, Inc. and Hyseq, Inc.) and shall continue unless terminated in accordance with the terms and conditions hereof.

           7.2 This Agreement may be terminated by either Party for cause by written notice if the other Party materially breaches any provision of this Agreement and fails to


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

substantially cure such breach within thirty (30) days of written notice describing the breach and the intent of the notifying Party to terminate this Agreement in the event such breach is not substantially cured; provided however, that the conversion of the exclusive agency status to non-exclusive agency status in accordance with Section 1.2 of this Agreement shall not give rise to termination of this Agreement.

           7.3 At any time after the expiration of the Option (as such term is defined in the Option Agreement, dated as of the date hereof, among the Company, Callida Genomics, Inc. and Affymetrix) and after Affymetrix has become a non-exclusive agent in accordance with Section 1.2, either Party shall have the right to terminate this Agreement upon [***] written notice of their intention to do so provided the cumulative amount of Net Sales of Products procured by Affymetrix is less than $[***] and the Net Sales of Products procured by Affymetrix in the preceding [***] period is less than $[***]. The term "Net Sales" means the amounts received by the Company from all sales procured by Affymetrix of any Product, including non-cash consideration, which shall be reflected in the Company's books and records maintained in accordance with the accounting principles used by the Company consistently applied across all of its products, less the following deductions with respect to such sale, to the extent included in the amounts invoiced or subsequently actually allowed and taken: (i) all trade, cash and quantity credits, discounts, refunds or rebates or retroactive price reductions; (ii) allowances or credits for returns or rejected product; (iii) reasonable handling fees and restocking expenses for returned or rejected products; (iv) freight, transportation, postage and insurance paid by the Company; and (v) sales taxes, tariffs, duties and other governmental charges (including value added tax) actually paid in connection with the sale (but excluding what are commonly known as income taxes). A "sale" shall exclude [***].

           7.4 The termination of this Agreement shall not release the Company from the obligation to pay any sum that may be owing to Affymetrix (whether then or thereafter due) or operate to discharge any liability that had been incurred by the Company prior to any such termination. Any termination of this Agreement shall not be an exclusive remedy, but shall be in addition to any legal or equitable remedies available. Sections 6 (only to the extent the Company has accepted orders from Affymetrix before such termination or expiration), 7.4, 8, 9, 10 and 11 shall survive any termination or expiration of this Agreement.

        8. DISCLAIMER; INDEMNITY.

           8.1 EXCEPT AS OTHERWISE PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER PARTY WITH RESPECT TO THE PRODUCTS AND SERVICES AND EACH DISCLAIMS ALL IMPLIED WARRANTIES INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR USE OR PARTICULAR PURPOSE AND NONINFRINGEMENT. EXCEPT AS OTHERWISE PROVIDED HEREIN, NEITHER PARTY ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR IT ANY LIABILITY IN CONNECTION WITH THE SALE OR USE OF THE PRODUCTS.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

           8.2 The Company shall indemnify and hold Affymetrix and its directors, officers and employees (the "Affymetrix Indemnitees") harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings ("Claims") by any unaffiliated third party to the extent arising from (a) the breach of any representation, warranty or covenant of the Company under this Agreement, or (b) tort liability caused by the manufacture, use or sale of Products, [***], except in each case to the extent caused by the breach of any representation, warranty or covenant of Affymetrix under this Agreement or the gross negligence or willful misconduct of the Affymetrix Indemnitees or in the event that such Claims are caused by the components of each Product purchased from Affymetrix.

           8.3 Affymetrix shall indemnify and hold the Company and its directors, officers and employees (the "Company Indemnitees") harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any unaffiliated third party to the extent arising from the breach of any representation, warranty or covenant of Affymetrix under this Agreement, except in each case to the extent caused by the breach of any representation, warranty or covenant of the Company under this Agreement or the gross negligence or willful misconduct of the Company Indemnitees.

           8.4 A Party (the "Indemnitee") that intends to claim indemnification under this Section 8 shall promptly notify the other Party (the "Indemnitor") of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnity obligations under this Section 8 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of the Indemnitor, [***]. The failure to deliver notice to the Indemnitor within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to the Indemnitee under this Section 8 with respect thereto, but the omission so to deliver notice to the Indemnitor shall not relieve it of any liability that it may have to the Indemnitee otherwise than under this Section 8. The Indemnitor may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of the Indemnitee, or admits liability or fault of the Indemnitee, without the prior [***] written consent of the Indemnitee, [***]. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 8.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        9. LIABILITY LIMITATION.

        EXCEPT AS SPECIFIED UNDER SECTION 8, NEITHER PARTY WILL BE LIABLE UNDER ANY SECTION OR SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES.

       10. CONFIDENTIALITY.

           10.1 For a period of [***] from following the expiration of this Agreement, each Party shall maintain the Confidential Information of the other Party (including the terms of this Agreement) in strict confidence, and shall not disclose, divulge, or otherwise communicate such Confidential Information of the other, or use it for any purpose, except as permitted by this Agreement, and in order to carry out the terms and objectives of this Agreement; provided, however, that such disclosure shall be solely to: (i) employees who need to know such Confidential Information in order to perform the receiving Party's obligations under this Agreement; and (ii) solely upon prior written notice to, and approval by, the disclosing Party, to third party consultants who are bound by confidentiality obligations at least as strict as those set forth in this Agreement. Without limiting the foregoing, the parties will use any and all [***] precautions to prevent and restrain the unauthorized disclosure of any Confidential Information of the other Party. The provisions of this paragraph shall not apply to Confidential Information which:

           (a) was known or used by the receiving Party or its affiliates without any restriction on disclosure, prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its affiliates; or

           (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed without restriction on disclosure to the receiving Party or its affiliates by an independent, unaffiliated third party rightfully in possession of the Confidential Information, provided that if such Confidential Information is provided to the receiving Party by a third party rightfully in possession of the Confidential Information, but with restrictions on disclosure, the receiving Party may use such Confidential Information in accordance with such restrictions of the third party;

           (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission of the receiving Party or its affiliates;

           (d) is required to be disclosed by the receiving Party or its affiliates to comply with applicable laws, to comply with a court order, or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes [***] actions to avoid and/or minimize the degree of such disclosure; or

           (e) is independently developed by the receiving Party or its affiliates without reference to the Confidential Information.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        11. MISCELLANEOUS.

            11.1 Neither Party nor any of its affiliates shall issue any press release or otherwise publicly disseminate any information relating to this Agreement without the prior written approval of the other Party, [***], or except as otherwise required by law.

            11.2 Each Party represents and acknowledges that it has read this Agreement and fully understands and agrees to its terms, and that each Party has been represented by counsel in connection with the negotiation and execution of this Agreement.

            11.3 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            11.4 This Agreement shall be construed according to the laws of California without regard to conflict of law provisions.

            11.5 Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party (referred to herein as "notice"). All notices shall be effective upon receipt.

        If to the Company, addressed to:

                      N-Mer, Inc.
                      670 Almanor Avenue
                      Sunnyvale, CA 94086
                      Attn: Dr. Radoje Drmanac
                      Facsimile Number:   (408) 524-8141


        If to Affymetrix, addressed to:

                      Affymetrix, Inc.
                      3380 Central Expressway
                      Santa Clara, California 95051
                      Attn:  General Counsel
                      Fax:  (408) 481-4709

            11.6 Affymetrix may assign any rights or obligations of this Agreement to a party who acquires all or substantially all of the assets of Affymetrix or of that part of the business of Affymetrix to which this Agreement relates by merger or sale of assets or otherwise. The Company may not assign or transfer any rights or obligations of this Agreement by merger or sale of assets or otherwise to a third party or its affiliates without the prior written consent of Affymetrix which must be obtained and will not be unreasonably withheld or delayed. For purposes of clarity, any [***] shall be deemed to be a transfer of rights and obligations


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

hereunder. Any attempted or purported assignment in violation of the foregoing shall be void. This Agreement shall inure to the benefit of, and be binding upon, the Parties and their successors and permitted assigns. Except as otherwise expressly provided herein, the rights and obligations hereunder may not be assigned or delegated by any Party hereto without the prior written consent of each other Party hereto.

            11.7 ARBITRATION. In the event of any controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement ("Dispute"), the Parties shall seek to settle their differences amicably between themselves. Any unresolved Dispute shall be finally resolved by final and binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of ten (10) business days following such notice to allow the Parties to attempt to resolve the Dispute between themselves. If the Parties are still unable to resolve the dispute, the Party giving notice may institute the arbitration proceeding. The procedure for the arbitration will be as follows: 1. A single arbitrator will be chosen in accordance with the arbitration selection rules of JAMS. The selection process will take a maximum of 14 calendar days. 2. The arbitration will take place under JAMS rules to the extent the rules are not superceded by the agreements of the party to arbitrate or any agreed limitation on damages. 3. The letter of allegation and a response shall be filed with the arbitrator within one week of the selection and agreement of the arbitrator to participate. 4. The Parties agree that [***] in connection with any arbitration that may take place pursuant to this Section
11.7 and, therefore, the Parties and the arbitrator shall use their [***] efforts to conclude the arbitration, including the issuance of any award resulting therefrom, within a maximum of [***] from the time of the filing of the complaint (or, if applicable, in the time periods otherwise specified in Section 1.2) or letter of allegation with the arbitrator. 5. The arbitration shall take place in the San Francisco Bay Area. 6. Costs and reasonable attorneys' fees shall be awarded by the arbitrator to the prevailing Party. Judgment on the award of the arbitrator may be entered in the Superior Court of Santa Clara County in the State of California. All Parties admit to the jurisdiction of the Superior Court of Santa Clara County in the State of California for purposes of enforcement of the award of the arbitrator and compelling arbitration in accordance with this Section 11.7. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, all matters relating to the arbitration, including the award, shall be held in confidence by the Parties. Nothing in this Section 11.7 shall be construed to preclude a Party from seeking injunctive relief in a court of law for a breach of Section 10 where absent such relief such Party would suffer irreparable harm.

            11.8 This Agreement and the documents referred to herein, together with the Letter Agreement, dated as of the date hereof, among Affymetrix, N-Mer, Callida Genomics, Inc. and Hyseq, Inc., are the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating to the subject matter herein. No waiver alteration or modification of any of the provisions herein shall be binding unless in writing and signed by the Parties.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


N-MER, INC.


By: /s/ George B. Rathmann
   -------------------------------

Name: George Rathmann
     -----------------------------

Title: Chairman and Interim Chief Executive Officer
      -----------------------------------------------


AFFYMETRIX, INC.


By: /s/ Barbara A. Caulfield
   -------------------------------

Name: Barbara A. Caulfield
     -----------------------------

Title: Executive Vice President and General Counsel
      -----------------------------------------------


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.